UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 19, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                 0-26006                    95-4181026
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)



                       3151 EAST WASHINGTON BOULEVARD
                          LOS ANGELES, CALIFORNIA                90023
               (Address of Principal Executive Offices)        (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 19, 2007, our wholly-owned subsidiary, Tarrant Luxembourg S.a.r.l. ("TAG LUX"), entered into an amendment (the "AMENDMENT") to a letter agreement (the "AGREEMENT") dated March 21, 2007, with Construcciones Solticio, S.A. de C.V. ("SOLTICIO"), Inmobiliaria Cuadros, S.A. de C.V. ("INMOBILIARIA"), and Acabados y Cortes Textiles, S.A. de C.V. ("ACOTEX" and together with Solticio and Inmobiliaria, the "SELLERS"), and Tavex Algodonera, S.A. ("TAVEX").

         Pursuant to the Agreement, Tavex obtained the right and option (but not the obligation), for a period of 120 days following the date of the Agreement, to pay to TAG LUX an aggregate of U.S. $20 million in cash and promissory notes, in full satisfaction of all indebtedness owed to TAG LUX from the Sellers, whereupon TAG LUX would, among other things, release all liens it has on certain property owned by the Sellers' in Mexico. We previously disclosed our entry into the Agreement on our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2007.

          The Amendment:

                  (i) Extends the period during which Tavex may exercise the option from July 19, 2007 until September 1, 2007;

                  (ii) Amends the consideration to be paid by Tavex to TAG LUX upon exercise of the option to U.S. $17,750,000 payable in cash concurrently upon exercise of the option; and

                  (iii) Amends TAG LUX's obligation to purchase fabric from Tavex following exercise of the option, reducing the purchase commitment to U.S. $1,250,000 in denim fabric that must be purchased prior to the end of fiscal 2007, and requiring TAG LUX to deliver an irrevocable letter of credit for the full purchase price.

         The Agreement originally contemplated the payment by Tavex to TAG LUX upon exercise of the option of an aggregate U.S. $20,000,000, of which U.S. $2.5 million would be payable in cash concurrently upon exercise of the option and U.S. $17.5 million would be payable in promissory notes of Tavex providing for periodic payments over a period of 30 months.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TARRANT APPAREL GROUP



Date:    July 20, 2007                 By:  /s/ David Burke
                                          --------------------------------------
                                            David Burke, Chief Financial Officer


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